DERIVED INFORMATION  [11/30/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Fixed Rate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 3.2% of the mortgage loans do not provide for any payments of principal in the first five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,212
Total Outstanding Loan Balance	$105,560,088*	Min	Max
Average Loan Current Balance	$87,096	$6,156	$717,734
Weighted Average Original LTV	81.3%**
Weighted Average Coupon	8.13%	5.18%	13.90%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	8.13%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	635
Weighted Average Age (Months)	3
% First Liens	74.5%
% Second Liens	25.5%
% Arms	0.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Fixed rate loans will compromise approximately [$108,900,000] of the total [$800,000,100] in collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.18 - 5.50	4	1,070,616	1.0	5.36	56.7	746
5.51 - 6.00	25	8,327,542	7.9	5.88	67.3	687
6.01 - 6.50	61	13,292,981	12.6	6.34	71.6	659
6.51 - 7.00	98	18,555,700	17.6	6.85	75.2	636
7.01 - 7.50	88	13,269,055	12.6	7.31	74.8	624
7.51 - 8.00	91	10,717,344	10.2	7.79	81.8	625
8.01 - 8.50	55	5,894,358	5.6	8.32	83.0	603
8.51 - 9.00	39	3,148,111	3.0	8.79	80.3	592
9.01 - 9.50	32	1,974,246	1.9	9.31	81.5	590
9.51 - 10.00	149	7,155,795	6.8	9.80	96.2	676
10.01 - 10.50	106	5,139,711	4.9	10.33	96.2	628
10.51 - 11.00	137	5,272,536	5.0	10.80	97.8	631
11.01 - 11.50	141	5,049,495	4.8	11.30	98.6	611
11.51 - 12.00	166	5,966,235	5.7	11.79	97.5	591
12.01 - 12.50	12	421,117	0.4	12.29	87.7	622
12.51 - 13.00	6	246,986	0.2	12.79	72.1	589
13.01 - 13.90	2	58,260	0.1	13.55	67.3	526
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
475 - 475	1	39,962	0.0	9.10	67.0	475
476 - 500	2	188,971	0.2	11.03	78.5	485
501 - 525	12	842,159	0.8	10.34	60.5	518
526 - 550	23	1,899,547	1.8	9.41	68.6	539
551 - 575	66	7,759,887	7.4	7.79	71.1	565
576 - 600	265	16,629,421	15.8	9.21	83.8	589
601 - 625	242	18,282,521	17.3	8.46	81.9	614
626 - 650	249	22,968,117	21.8	7.99	82.4	638
651 - 675	196	18,293,576	17.3	7.88	85.8	663
676 - 700	71	8,856,052	8.4	7.02	79.8	687
701 - 725	42	4,089,594	3.9	7.87	85.8	711
726 - 750	22	2,527,467	2.4	7.27	74.3	735
751 - 775	11	1,474,090	1.4	6.96	74.9	762
776 - 800	9	1,505,140	1.4	6.16	67.4	789
801 - 810	1	203,583	0.2	5.88	78.6	810
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,156 - 50,000	585	16,909,692	16.0	10.69	94.3	625
50,001 - 100,000	296	21,652,768	20.5	9.25	87.1	629
100,001 - 150,000	143	17,551,660	16.6	8.01	79.2	629
150,001 - 200,000	68	11,830,243	11.2	7.11	73.1	617
200,001 - 250,000	46	10,166,750	9.6	6.92	76.8	636
250,001 - 300,000	24	6,608,707	6.3	6.92	73.4	650
300,001 - 350,000	12	3,929,382	3.7	6.79	74.9	640
350,001 - 400,000	14	5,214,016	4.9	6.61	74.8	654
400,001 - 450,000	9	3,711,635	3.5	6.19	78.0	703
450,001 - 500,000	7	3,363,036	3.2	6.36	71.6	684
500,001 - 550,000	5	2,632,800	2.5	7.04	83.2	608
600,001 - 650,000	2	1,271,665	1.2	6.48	80.6	678
700,001 - 717,734	1	717,734	0.7	5.75	60.0	678
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
17.49 - 50.00	49	4,902,770	4.6	7.15	42.6	610
50.01 - 55.00	22	3,918,255	3.7	6.64	52.7	648
55.01 - 60.00	22	3,650,722	3.5	6.56	58.4	648
60.01 - 65.00	38	5,660,451	5.4	6.75	62.7	631
65.01 - 70.00	48	6,389,354	6.1	6.89	68.1	643
70.01 - 75.00	61	8,857,486	8.4	7.22	73.6	618
75.01 - 80.00	118	18,534,238	17.6	7.33	79.4	636
80.01 - 85.00	57	8,310,709	7.9	7.41	84.1	638
85.01 - 90.00	104	15,943,633	15.1	7.58	89.4	639
90.01 - 95.00	87	4,880,211	4.6	9.45	94.6	633
95.01 - 100.00	606	24,512,259	23.2	10.72	99.9	639
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	782	41,553,389	39.4	9.73	90.6	627
1.00	22	2,904,979	2.8	7.32	67.6	629
2.00	34	3,833,562	3.6	7.98	80.4	653
3.00	372	57,028,887	54.0	7.01	75.2	641
5.00	2	239,272	0.2	10.29	76.7	535
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,100	93,429,152	88.5	8.15	81.4	635
Reduced	93	9,924,048	9.4	7.93	79.9	637
No Income/ No Asset	2	104,595	0.1	10.11	53.5	547
Stated Income / Stated Assets	17	2,102,293	2.0	7.99	81.9	635
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,189	102,906,541	97.5	8.15	81.4	635
Second Home	2	360,567	0.3	7.42	77.0	652
Investor	21	2,292,980	2.2	7.60	73.7	669
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	135	21,697,902	20.6	7.53	75.6	655
Florida	89	10,911,479	10.3	7.55	78.1	625
Maryland	52	6,484,471	6.1	7.60	81.7	648
Virginia	54	6,418,110	6.1	7.77	81.5	630
New Jersey	28	5,251,895	5.0	7.56	76.7	613
New York	31	4,884,236	4.6	7.72	76.8	635
Illinois	44	3,568,292	3.4	8.31	82.6	632
Texas	59	3,517,916	3.3	8.91	85.4	619
Ohio	40	3,302,460	3.1	7.87	86.7	632
Georgia	43	2,838,244	2.7	8.91	85.4	630
Arizona	25	2,493,345	2.4	7.76	80.4	687
Missouri	53	2,288,380	2.2	9.52	89.4	623
Pennsylvania	41	2,262,430	2.1	8.70	78.3	606
Wisconsin	26	2,228,971	2.1	8.48	83.0	614
Indiana	36	1,941,680	1.8	8.55	86.4	635
Other	456	25,470,278	24.1	8.93	86.2	630
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	633	32,195,886	30.5	9.85	94.3	640
Refinance - Rate Term	72	7,228,298	6.8	7.68	78.5	644
Refinance - Cashout	507	66,135,904	62.7	7.34	75.2	632
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Balloon 30/15	80	13,463,178	12.8	7.26	81.7	640
Fixed Rate	1,132	92,096,911	87.2	8.26	81.2	635
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,028	88,419,347	83.8	8.08	80.9	634
PUD	82	6,732,290	6.4	8.92	89.3	646
Condo	68	6,045,434	5.7	8.13	83.9	641
2 Family	21	2,543,499	2.4	7.82	67.9	637
3-4 Family	6	1,452,725	1.4	7.16	77.0	658
Manufactured Housing	7	366,794	0.3	12.28	78.6	636
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,200	102,155,888	96.8	8.17	81.3	635
60	11	3,104,200	2.9	7.09	80.7	656
120	1	300,000	0.3	7.25	80.0	708
Total:	1,212	105,560,088	100.0	8.13	81.3	635

*

Note, for second liens, CLTV is employed in this calculation.